UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2019

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
Maryland	333-181102-01	56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 18, 2019, American Campus Communities Services, Inc., a subsidiary of American Campus Communities, Inc., entered into an amendment and restatement of the American Campus Communities, Inc. Deferred Compensation Plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, which will be effective as of January 1, 2020.

The foregoing summary description is qualified in its entirety by reference to the document attached as an exhibit hereto.

(c)    Exhibits.

Exhibit Number	Title
99.1	American Campus Communities Services, Inc. Deferred Compensation Plan, as amended and restated, effective as of January 1, 2020.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 22, 2019

AMERICAN CAMPUS COMMUNITIES, INC.

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

		By:	American Campus Communities, Inc., its sole member

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer